EXHIBIT 10.1

EXECUTION COPY

$152,000,000

LFS-MERGER SUB, INC.

to be merged with and into

EYE CARE CENTERS OF AMERICA, INC.

10 3/4% Senior Subordinated Notes due 2015

Purchase Agreement

January 28, 2005

J.P. Morgan Securities Inc.

  As Representative of the

  several Initial Purchasers listed

  in Schedule 1 hereto

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

LFS-Merger Sub, Inc., a Texas corporation (the “Merger Sub”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $152,000,000 principal amount of its 10 3/4% Senior Subordinated Notes due 2015 (the “Notes”). The Notes will be issued pursuant to an Indenture to be dated as of February 4, 2005 (the “Indenture”) between the Merger Sub and The Bank of New York, as trustee (the “Trustee”).

The Notes are being offered in connection with the merger (the “Merger”) of the Merger Sub with and into Eye Care Centers of America, Inc., a Texas corporation (the “Company”) pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation (“Holdings”), the Merger Sub and the Company. The Merger and any related premiums, fees and expenses will be financed from the following sources: (1) an equity investment in cash made by certain affiliates of Moulin International Holdings Limited (“Moulin”) and Golden Gate Capital Management II, L.L.C. (“Golden Gate”), the ultimate owners of the Merger Sub, as described in the Offering Memorandum (the “Equity Investment”); (2) loans under a senior secured credit facility (the “New Credit Facility”) of the Company consisting of a revolving credit facility of up to $25.0 million and a term loan facility of $165.0 million made pursuant to the New Credit Facility to be entered into upon consummation of the Merger, as described in the Offering Memorandum; and

(3) cash proceeds from the issuance of the Notes. In addition, in connection with the Merger, the Company has commenced a tender offer (the “Tender Offer”) to purchase for cash all of its 9 1/8% Senior Subordinated Notes due 2008 and its Floating Interest Rate Subordinated Term Securities due 2008 (collectively, the “Existing Notes”). For purposes of this Agreement, the term “Transactions” means, collectively, the offering of the Notes, the Merger, the Equity Investment, the execution of the New Credit Facility and the making of any initial borrowings thereunder, the completion of the Tender Offer and the subsequent redemption of all Existing Notes not tendered pursuant to the Tender Offer, and the other related transactions as described in the Offering Memorandum under the caption “The Transactions.” For purposes of this Agreement, New Credit Facility shall mean the form of credit agreement (together with all related pledge and security agreements) in the form approved by the Merger Sub on the Closing Date.

On or prior to the Closing Date (as defined below), the Merger Sub will enter into an escrow agreement in form and substance reasonably satisfactory to the Representative (the “Escrow Agreement”), and will direct the deposit into an escrow account (the “Escrow Account) with The Bank of New York, as escrow agent (the “Escrow Agent”), (a) by the Initial Purchasers of the gross proceeds of the offering of the Notes ($149,712,400), and (b) an additional $2,768,722.22 (the “Additional Escrow Amount”), such that the escrowed funds (the “Escrow Funds”) are in an amount sufficient to redeem the Notes at a price equal to the issue price of the Notes, plus accrued and unpaid interest from and including the Closing Date to but excluding April 5, 2005, if the conditions contained in the Escrow Agreement for the release of the Escrow Funds are not satisfied on or prior to April 1, 2005 or if the Merger Agreement is terminated in accordance with its terms prior to such date. The Escrow Agreement shall provide that the Escrowed Funds shall only be released pursuant to the terms of the Escrow Agreement.

Concurrently with the consummation of the Merger (such time, the “Merger Closing”), the Company and each of the Company’s subsidiaries listed on Schedule 2, Schedule 3 and Schedule 4 hereto (collectively the “Subsidiary Guarantors”) will (i) execute this Agreement and become a party hereto as provided in Section 13 hereof, (ii) enter into a supplemental indenture (the “Supplemental Indenture”) among themselves and the Trustee, pursuant to which the Company will assume all of the obligations of the Merger Sub under the Indenture and the Notes and each of the Subsidiary Guarantors will guarantee the Notes pursuant to the terms of the Indenture (the “Guarantees” and, together with the Notes, the “Securities”) and (iii) enter into the Registration Rights Agreement (as defined below). As used herein, the term the “Issuers” shall mean (1) prior to the execution of this Agreement by the Company and the Subsidiary Guarantors, the Merger Sub, and (2) upon the execution of this Agreement by the Company and the Subsidiary Guarantors, each of the Company and the Subsidiary Guarantors, as if each such party had executed this Agreement on the date hereof.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Merger Sub and the Company have prepared a preliminary offering memorandum dated January 18, 2005 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Transactions and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be,

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delivered by the Merger Sub and the Company to the Initial Purchasers pursuant to the terms of this Agreement. Each of the Merger Sub and the Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the date of the Merger Closing and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and each Subsidiary Guarantor will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Merger Sub hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities. (a) The Merger Sub, on the basis of the representations and warranties, and subject to the conditions, set forth herein, agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Merger Sub the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.495% of the principal amount thereof plus accrued interest, if any, from February 4, 2005 to the Closing Date. The Initial Purchasers’ commission with respect to the Securities shall equal 2.75% of the aggregate gross proceeds of the Securities (the “Initial Purchasers’ Commission”) and shall be payable only in the event the Merger is consummated, as set forth in Section 2(c) hereof. The Merger Sub will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(a) The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

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(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex A hereto.

(b) Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(j), counsel for the Company and the Subsidiary Guarantors and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

(c) Each of the Issuers acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

2. Payment and Delivery. (b) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on February 4, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Merger Sub may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(a) Payment for the Notes by the Initial Purchasers shall be made by wire transfer in immediately available funds to the Escrow Account against delivery to Cede & Co., as the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes, if any, payable in connection with the sale of the Securities duly paid by the Merger Sub. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(b) Delivery of the Securities by Merger Sub shall be made to the Initial Purchasers against payment of the purchase price by the Initial Purchasers pursuant to Section 2(b). In the event the Acquisition is consummated and the Escrow Funds are released pursuant to the terms of the Escrow Agreement, the Merger Sub will direct the Escrow Agent to pay to the Initial Purchasers the Initial Purchasers’ Commission upon release of the Escrow Funds.

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3. Representations and Warranties of the Issuers. Each of the Issuers jointly and severally represents and warrants to each Initial Purchaser that:

(a) Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that none of the Merger Sub, the Company or the Subsidiary Guarantors make any representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Merger Sub, the Company or the Subsidiary Guarantors in writing by such Initial Purchaser or its counsel through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

(b) Financial Statements. The historical financial statements and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except as may be expressly stated in the related notes thereto; the financial information with respect to the results of operations of the Company for the fiscal year ended January 1, 2005 contained under the heading “Summary—Recent Developments” in the Preliminary Offering Memorandum and the Offering Memorandum has been prepared on a basis consistent with the audited financial statements included therein and presents fairly, in all material respects, the information shown thereby; the other financial information included in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information (except, with respect to the pro forma EBITDA and pro forma Adjusted EBITDA presented therein, as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum), and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) other than directly in connection with the Transactions, neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a

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whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum or the Offering Memorandum.

(d) Organization and Good Standing. (x) Each of (i) the Merger Sub, (ii) the Company and (iii) each of the Company’s subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of organization, and (y) the Company and each of its subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or lease their respective properties and to conduct the businesses in which they are engaged as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Subsidiary Guarantors of their obligations under the Securities or the other Note Documents to which the Company or any of the Subsidiary Guarantors is or will become a party (a “Material Adverse Effect”). The Company does not own or control (as control is determined for purposes of consolidation under generally accepted accounting principles), directly or indirectly, any corporation, association or other entity other than (x) the Subsidiary Guarantors and (y) the professional corporations listed on Schedule 5 hereto (the “OD PCs”); provided that for purposes of this Agreement, the term “OD PC” shall not include the portion of the OD PCs’ business relating to the practice of optometry.

(e) Capitalization. The Company had as of September 25, 2004 an authorized capitalization as set forth on the face of the consolidated balance sheets as of September 25, 2004 included in the Preliminary Offering Memorandum and the Offering Memorandum; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for those (i) created pursuant to the Amended and Restated Credit Agreement, dated as of December 23, 2002 (the “Existing Credit Agreement”), among the Company and the Lenders party thereto (which liens, charges, encumbrances, security interests or other restrictions will be released upon consummation of the Transactions) or (ii) to be created under the New Credit Facility upon consummation of the Merger.

(f) Corporate Power. Each of the Merger Sub, the Company and the Subsidiary Guarantors has full right and power to execute and deliver this Agreement; the Merger Sub has full right, power and authority to execute and deliver the Notes, the Indenture and the Escrow Agreement; the Company has full right and power to execute and deliver the Supplemental Indenture, the Exchange Securities and the Registration Rights Agreement; and each of the Subsidiary Guarantors has full right and power to execute and deliver the Supplemental

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Indenture (including the Guarantee and the guarantee of the Exchange Securities under the Indenture) and the Registration Rights Agreement (together with the Notes, the Guarantees, the Indenture, the Escrow Agreement, the Supplemental Indenture, the Exchange Securities and the related guarantees, the “Note Documents”); in each such case, each of the Merger Sub, the Company and the Subsidiary Guarantors has full right and power to perform its respective obligations under the Note Documents to which it is or will become a party.

(g) The Indenture. The Indenture has been duly authorized by the Merger Sub and, when duly executed and delivered in accordance with its terms by the Trustee, will constitute a valid and legally binding agreement of the Merger Sub enforceable against the Merger Sub in accordance with its terms, except as enforceability may be subject to the effects of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, including without limitation, all laws relating to fraudulent transfers and (ii) general principals of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”); and upon the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the “Trust Indenture Act”), applicable to an indenture that is qualified thereunder.

(h) The Supplemental Indenture. On or prior to the Merger Closing, the Supplemental Indenture will be duly authorized by each of the Company and the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, the Indenture, as supplemented by the Supplemental Indenture, will constitute a valid and legally binding agreement of each of the Company and the Subsidiary Guarantors enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms, subject to the Enforceability Exceptions; and upon the Merger Closing, the Indenture, as supplemented by the Supplemental Indenture, will conform in all material respects to the requirements of the Trust Indenture Act applicable to an indenture that is qualified thereunder.

(i) The Notes and the Guarantees. The Notes have been duly authorized by the Merger Sub and, (x) when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Merger Sub enforceable against the Merger Sub in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture and (y) upon the Merger Closing and execution and delivery of the Supplemental Indenture, will remain duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and on or prior to the Merger Closing the Guarantees will be duly authorized by each of the Subsidiary Guarantors and, upon the Merger Closing and execution and delivery of the Supplemental Indenture, will be valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

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(j) The Exchange Securities. On or prior to the Merger Closing, (i) the Exchange Securities will have been duly authorized by the Company and (ii) the related guarantees will have been duly authorized by each of the Subsidiary Guarantors and in each case, when the Exchange Securities are duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, the Exchange Securities and the related guarantees will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company and each of the Subsidiary Guarantors, respectively, enforceable against the Company and each of the Subsidiary Guarantors, respectively, in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Escrow Agreement. The Escrow Agreement has been duly authorized by the Merger Sub and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Merger Sub enforceable against the Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

(l) Purchase Agreement and Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Merger Sub, and on or prior to the Merger Closing, will be duly authorized, executed and delivered by each of the Company and the Subsidiary Guarantors; on or prior to the Merger Closing, the Registration Rights Agreement will be duly authorized, executed and delivered by each of the Company and the Subsidiary Guarantors and, when the Registration Rights Agreement is duly executed and delivered in accordance with its terms by each of other the parties thereto, will constitute a valid and legally binding agreement of each of the Company and the Subsidiary Guarantors enforceable against each of the Company and the Subsidiary Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m) Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by each party thereto and constitutes a valid and legally binding agreement of each party thereto enforceable against each party thereto in accordance with its terms, subject to the Enforceability Exceptions. The Merger Agreement has not been amended, supplemented or otherwise modified since the date of its execution and delivery. Neither the Merger Sub nor the Company has any reason to believe that any conditions precedent to the consummation of the Acquisition pursuant to the terms of the Merger Agreement will not be fulfilled on or prior to the Merger Closing.

(n) Descriptions of Documents. Each of the Note Documents, the Merger Agreement and the New Credit Facility conforms or will conform in all material respects to the description of provisions thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

(o) No Violation or Default. The Merger Sub is not (x) in violation of its charter or by-laws or similar organizational documents; (y) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or

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by which it is bound or to which any of its property or assets are subject; or (z) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (y) and (z) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the ability of the Merger Sub to perform its obligations under the Merger Agreement or the Note Documents to which it is or will be a party; and none of the Company, any of its subsidiaries or, to the actual knowledge of the Company, any OD PC is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p) No Conflicts. The execution, delivery and performance by the Merger Sub of each of the Note Documents to which it is a party, the issuance and sale of the Notes and compliance by the Merger Sub with the terms thereof and the consummation of the transactions contemplated by the Note Documents will not (x) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except for those created by under the Escrow Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Merger Sub pursuant to, any agreement or instrument to which the Merger Sub is a party or by which the Merger Sub is bound or to which any of the property or assets of the Merger Sub is subject, (y) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Merger Sub or (z) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (x) and (z) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the ability of the Merger Sub to perform its obligations under the Merger Agreement or the Note Documents to which it is or will be a party; and the execution, delivery and performance by each of the Company and the Subsidiary Guarantors of each of the Note Documents to which each is or will become a party and compliance by each of the Company and the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Note Documents will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (other than the indenture governing the Existing Notes and the Existing Credit Agreement) or (B) the New Credit Facility, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any applicable law or statute or any judgment, order,

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rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(q) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Merger Sub, the Company and the Subsidiary Guarantors of each of the Note Documents to which each is or will become a party, the issuance and sale of the Securities, the assumption of the Notes by the Company and the Guarantees by the Subsidiary Guarantors pursuant to the Supplemental Indenture, and the compliance by each of the Merger Sub, the Company and the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Note Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as (i) may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers; (ii) may be required with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities or Blue Sky laws as contemplated by the Registration Rights Agreement; (iii) have been obtained prior to the Closing Date; and (iv) may be required with respect to the Acquisition in connection with the filing of the certificate of merger or any other similar action necessary to effect the Acquisition under the law of the State of Texas.

(r) Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Merger Sub is or may be a party or to which any property of the Merger Sub is or may be the subject that, if decided adversely to the Merger Sub, could have an adverse effect of the ability of the Merger Sub to perform its obligations under the Note Documents to which it is or will become a party; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Merger Sub or the Company, contemplated by any governmental or regulatory authority or threatened by others; except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, any of its subsidiaries or, to the actual knowledge of the Company, any OD PC is or may be a party or to which any property of the Company, any of its subsidiaries or, to the actual knowledge of the Company, any OD PC is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company and the Subsidiary Guarantors, contemplated by any governmental or regulatory authority or threatened by others.

(s) Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries included in the Preliminary Offering Memorandum and the Offering Memorandum, (i) are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder and (ii) is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States).

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(t) Title to Real and Personal Property. The Company and its subsidiaries do not own any real property and have good and marketable title in fee simple to all items of personal property that they own, or have valid rights to lease or otherwise use all items of real and other personal property, in each case that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (i) those that are created under the Existing Credit Agreement and which will be released upon consummation of the Transactions; (ii) those that are to be created under the New Credit Facility; (iii) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iv) those that would not, individually or in the aggregate, have a Material Adverse Effect.

(u) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict with, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with, any such rights of others, except for such conflicts which, individually or in the aggregate, would not have a Material Adverse Effect.

(v) Investment Company Act. The Merger Sub, after giving effect to the offering and sale of the Securities, will not be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”); the Company, after giving effect to the Merger and the use of the proceeds as contemplated in the Offering Memorandum, will not be required to register as an investment company under the Investment Company Act.

(w) Taxes. Each of the Merger Sub and the Company and its subsidiaries has paid all federal, state and local taxes and filed all tax returns required to be paid or filed through the date hereof, except any taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of the Company or any such subsidiary, as appropriate.

(x) Licenses and Permits. The Company, its subsidiaries and, to the actual knowledge of the Company, the OD PCs possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of the Company, any of its subsidiaries or, to the actual knowledge of the

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Company, any OD PC has received actual notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except for such revocations or modifications that, individually or in the aggregate, would not have a Material Adverse Effect.

(y) No Labor Disputes. No labor disturbance by or dispute with employees of the Company, any of its subsidiaries or, to the actual knowledge of the Company, any OD PC exists or, to the knowledge of the Company, is contemplated or threatened.

(z) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with all applicable federal, state and local laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum; and (iii) have not received actual notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(aa) Compliance With ERISA. (i) Except as would not have a Material Adverse Effect, (x) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its subsidiaries for employees or former employees of the Company and its subsidiaries has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); and (y) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (ii) except as would not have a Material Adverse Effect, for each employee benefit plan, within the meaning of Section 3(3) of the ERISA that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(bb) Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity, in all

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material respects, with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Insurance. The Company and its subsidiaries either have insurance or maintain self-insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonably adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(dd) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of each of the Company and the Subsidiary Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ee) Solvency. On and immediately after the Merger Closing, after giving effect to the assumption of the Securities, the Merger and the other Transactions to be consummated on or prior to the Merger Closing, as described in the Offering Memorandum, the Company will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

(ff) Merger Sub. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, the Merger Sub has no assets or operations and shall engage in no activities other than those directly related to, or required in connection with, the consummation of the Merger or the transactions contemplated hereunder or under the Escrow Agreement.

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(gg) No Restrictions on Subsidiaries. Other than pursuant to the Existing Credit Agreement, no subsidiary of the Company is currently prohibited, and after the Merger Closing, other than pursuant to the New Credit Facility, no subsidiary of the Company will be prohibited, directly or indirectly, under any agreement or other instrument to which it is or will be a party or is or will be subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(hh) No Broker’s Fees. None of the Merger Sub or the Company or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ii) Rule 144A Eligibility. On the Closing Date and the Merger Closing, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(jj) No Integration. Neither the Merger Sub, nor the Company, nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(kk) No General Solicitation or Directed Selling Efforts. Neither the Merger Sub nor the Company nor any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ll) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, initial resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

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(mm) No Stabilization. None of the Merger Sub, the Company nor any of the Subsidiary Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(nn) Margin Rules. None of the issuance, sale and delivery of the Securities, the consummation of the Transactions, or the application of the proceeds thereof by the Merger Sub and the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(oo) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp) Statistical and Market Data. Nothing has come to the attention of the Merger Sub or the Company that has caused the Merger Sub or the Company to believe that the statistical and market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum is not accurate in all material respects.

4. Further Agreements of the Issuers. The Issuers jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Issuers will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed amendment or supplement for review, and will not distribute any such proposed amendment or supplement to which the Representative reasonably objects, unless required by applicable law.

(c) Notice to the Representative. The Merger Sub will, and will use its reasonable best efforts to cause the Company to, advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Merger Sub or the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Merger Sub will, and will use its reasonable best efforts to cause the Company

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to, use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Merger Sub will, and will use its reasonable best efforts to cause the Company to, promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(e) Blue Sky Compliance. Each of the Issuers will use its reasonable best efforts in cooperation with the Representative and counsel for the Initial Purchasers to qualify the Securities for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as reasonably required for the offering and resale of the Securities; provided that none of the Issuers shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(f) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date of the Merger Closing, and except as contemplated by the Registration Rights Agreement, neither the Company nor any of the Subsidiary Guarantors will, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Subsidiary Guarantors and having a term of more than one year.

(g) Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities released to the Company from the Escrow Account as described in the Offering Memorandum under the heading “Use of proceeds.”

(h) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Company and the Subsidiary Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

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(i) PORTAL and DTC. The Merger Sub will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(j) No Resales by the Company. Until the issuance of the Exchange Securities, the Merger Sub and the Company will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Merger Sub or the Company or any of their respective affiliates and resold in a transaction registered under the Securities Act.

(k) No Integration. Neither the Merger Sub nor the Company, nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(l) No General Solicitation or Directed Selling Efforts. Neither the Merger Sub nor the Company, nor any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(m) No Stabilization. None of the Merger Sub, the Company or any of the Subsidiary Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(n) No Violation of Indenture by the Company. After the Closing Date and prior to the Merger Closing, the Merger Sub will not give any consent under the Merger Agreement to any action by the Company or any Restricted Subsidiary (as defined in the Indenture), other than those directly in connection with the Transactions which, if the Company were a party to the Indenture as of the Closing Date, would result in a Default or Event of Default under the terms of the Indenture.

(o) No Amendment of the Merger Agreement. The Merger Sub shall not enter into any amendment, supplement or modification to the Merger Agreement, or grant any waiver thereunder, that, individually or in the aggregate, would be materially adverse to the Company and its subsidiaries, taken as a whole, or to the holders of the Securities.

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(p) Payment of Initial Purchasers’ Commission. Upon the Merger Closing, the Merger Sub shall, pursuant to the terms of the Escrow Agreement, instruct the Escrow Agent to release Escrow Funds in an amount equal to the Initial Purchasers’ Commission to the Initial Purchasers as provided under Section 2(b) of this Agreement.

(q) Purchase Agreement, Registration Rights Agreement and Supplemental Indenture. Concurrently with the Merger Closing, the Merger Sub shall cause each of the Company and the Subsidiary Guarantors to become a party to (i) this Agreement by executing it as provided in Section 13 hereof, (ii) the Registration Rights Agreement by executing and delivering such agreement, and (iii) the Indenture by executing and delivering the Supplemental Indenture.

5. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by each of the Issuers of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Issuers contained herein shall be true and correct on the date hereof and on and as of the Closing Date.

(b) No Downgrade. Subsequent to the execution and delivery of this Agreement and as of the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Securities or any debt securities or preferred stock issued or guaranteed by the Company or any of the Subsidiary Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any debt securities or preferred stock issued or guaranteed by the Company or any of the Subsidiary Guarantors (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and as of the Closing Date, no event or condition of a type described in Section 3(c) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

(d) Officer’s Certificates. (x) The Merger Sub shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s and each Subsidiary Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties with respect to the Company and the Subsidiary Guarantors in this Agreement are true and correct as of the Closing Date, in the case of representations and warranties that are qualified as to materiality, and true and correct in all material respects in the case of representations and warranties that are not so qualified and (iii) to the effect set forth in paragraphs (b) and (c) above; (y) the Representative

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shall have received on and as of the Closing Date a certificate of an executive officer of the Merger Sub (i) confirming that the representations and warranties with respect to the Merger Sub in this Agreement are true and correct and that the Merger Sub has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (ii) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (iii) confirming that the other representations and warranties with respect to the Company and the Subsidiary Guarantors in this Agreement are true and correct as of the Closing Date, in the case of representations and warranties that are qualified as to materiality, and true and correct in all material respects in the case of representations and warranties that are not so qualified and (iv) to the effect set forth in paragraphs (b) and (c) above; and (z) such other certificates as the Representative may reasonably request.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f) Opinion of Counsel for the Issuers. Shearman & Sterling LLP, counsel for the Issuers, shall have furnished to the Representative, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in the form set forth in Annex B hereto.

(g) Opinion of Texas Counsel for the Company and Certain Subsidiary Guarantors. Weil, Gotshal & Manges LLP, Texas counsel for the Company and certain of the Subsidiary Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in the form set forth in Annex C hereto.

(h) Opinion of Regulatory Counsel for the Company. Cox Smith Matthews Incorporated, special regulatory counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in the form set forth in Annex D hereto.

(i) Opinion of Texas Counsel for the Merger Sub. Lidji & Dorey P.C., Texas counsel for the Merger Sub, shall have furnished to the Representative, at the request of the Merger Sub, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in the form set forth in Annex E hereto.

(j) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

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(k) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Merger Closing, prevent the issuance or sale of the Notes, the issuance of the Guarantees or the execution and delivery of the Supplemental Indenture; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Notes, the issuance of the Guarantees or the execution and delivery of the Supplemental Indenture.

(l) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Merger Sub, the Company and the Company’s subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(m) Indenture. The Merger Sub shall have executed and delivered the Indenture conforming to the terms thereof described in the Offering Memorandum

(n) Escrow Agreement. The Initial Purchasers shall have received counterparts of the Escrow Agreement which shall have been executed and delivered by a duly authorized officer of each of the Merger Sub and the Escrow Agent.

(o) Escrow Deposit. The Additional Escrow Amount shall have been deposited into the Escrow Account.

(p) Conditions to Merger. All of the material conditions precedent to the consummation of the Transactions, including the Merger, shall have been satisfied on or prior to the Closing Date, with the sole exceptions of (i) the approval of the shareholders of Moulin to the Merger and (ii) any other condition precedent which, by its terms or nature, cannot be satisfied prior to the Merger Closing.

(q) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

6. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. Each of the Issuers jointly and severally agrees to indemnify and hold harmless each Initial Purchaser, its affiliates that directly participate in the distribution of the Securities, its directors and officers and each person, if any,

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who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Merger Sub in writing by such Initial Purchaser through the Representative or its counsel expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Issuers with the provisions of Section 4 hereof.

(b) Indemnification of the Issuers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, their respective directors, officers and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Merger Sub in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the third paragraph, the fifth and sixth sentences of the eighth paragraph, the tenth paragraph and the twelfth paragraph under the heading “Plan of Distribution.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the

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Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses reasonably incurred of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates that directly participate in the distribution of the Securities, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuers, their respective directors, officers and any control persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however that an Indemnifying Person shall not be liable for any such settlement effected without its consent if such Indemnifying Person, within 45 days of having received such request, (1) reimburses such Indemnified Person in accordance with such reimbursement request to the extent it considers, in good faith, to be reasonable and (2) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Merger Sub, the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Merger Sub, the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Merger Sub from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Merger Sub, the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Merger Sub, the Company or any Subsidiary Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

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(f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Merger Sub, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Subsidiary Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

8. Defaulting Initial Purchaser. (c) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase and pay for the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may purchase or in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Merger Sub on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Merger Sub and the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Merger Sub may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Merger Sub or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Merger Sub agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(a) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Merger Sub as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Merger Sub shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

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(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Merger Sub as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Merger Sub shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Merger Sub, except that the Merger Sub will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(c) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Merger Sub, the Company, the Subsidiary Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

9. Payment of Expenses. (d) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Note Documents; (iv) the fees and expenses of the Merger Sub’s, the Company’s and the Subsidiary Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel for the Initial Purchasers, unless the transactions contemplated by this Agreement are not consummated); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee (including related fees and expenses of any counsel to the Trustee); (viii) the fees and expenses of the Escrow Agent; (ix) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (x) all expenses (including travel expenses) incurred by the Company and the Merger Sub in connection with any meetings with prospective investors in the Securities and one-half of the cost of any aircraft chartered in connection with the “road show” (the other half to be paid by the Initial Purchasers).

(a) If the transactions contemplated by this Agreement are not consummated due to any refusal, inability or failure to perform on the part of the Merger Sub, the Company or any Subsidiary Guarantor to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement, the Merger Sub agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

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10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Company, the Subsidiary Guarantors and each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Merger Sub, the Company, the Subsidiary Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Merger Sub, the Company, the Subsidiary Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of (x) any termination of this Agreement or (y) any investigation made by or on behalf of the Merger Sub, the Company, the Subsidiary Guarantors or the Initial Purchasers.

12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

13. Effectiveness. This Agreement shall become effective (i) as to the Merger Sub and the Initial Purchasers upon execution and delivery thereof as of the date hereof and (ii) as to the Company and the Subsidiary Guarantors on the date it is executed and delivered by such parties, which shall be the date of the Merger Closing. Upon its execution and delivery hereof, each of the Company and the Subsidiary Guarantors agrees to be bound by the terms, conditions and other provisions of this Agreement (including, without limitation, with respect to making the representations and warranties herein) with all attendant rights, duties and obligations stated herein, on a joint and several basis, with the same force and effect as if such party had executed this Agreement on the date hereof.

14. Miscellaneous. (e) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention: Lauren Camp. Notices to the Merger Sub shall be given to it at Moulin International U.S., 1840 Gateway Drive, Suite 200, San Mateo, California 94404, (fax: (650) 649-2238);

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Attention: Anthony DiChiara. Notices to the Company and the Subsidiary Guarantors shall be given to them at Eye Care Centers of America, Inc., 11103 West Avenue, San Antonio, Texas 78213 (fax: (210) 524-6996); Attention: Douglas C. Shepard.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

LFS-MERGER SUB, INC.

By	/s/ Anthony DiChiara
Name:	Anthony DiChiara
Title:	President, Treasurer and Secretary

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Accepted: January 28, 2005

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the

several Initial Purchasers listed

in Schedule 1 hereto.

By	/s/ Lauren Camp
Authorized Signatory

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As provided in Section 13 hereof, this Agreement is entered into as of March 1, 2005, and the undersigned agree to be bound by the terms, conditions and other provisions of this Agreement (including, without limitation, with respect to making the representations and warranties herein) with all attendant rights, duties and obligations stated herein, on a joint and several basis, with the same force and effect as if such party had executed this Agreement on the date thereof.

EYE CARE CENTERS OF AMERICA, INC.

By	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Executive Vice President, Chief Financial Officer, Secretary and
Treasurer

Each Subsidiary Guarantor listed on Schedule 2, Schedule 3, and Schedule 4 hereto

By	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title/Capacity:	Chief Financial Officer (including as Chief Financial Officer of the general partner of any Subsidiary Guarantor that is a partnership)

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Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities Inc.	$91,200,000
Banc of America Securities LLC	30,400,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	30,400,000

Total	$152,000,000

Schedule 2

Delaware Subsidiary Guarantors

EyeMasters, Inc.

ECCA Enterprises, Inc.

Eye Care Holdings, Inc.

ECCA Management Investments, Inc.

ECCA Management, Inc.

EyeMasters of Texas Investments, Inc.

EyeMasters of Texas Management, Inc.

Stein Optical, Inc.

Eye DRx Retail Management, Inc.

Vision World, Inc.

Visionary Retail Management, Inc.

Visionary Properties, Inc.

ECCA Distribution Investments, Inc.

ECCA Distribution Management, Inc.

Visionary Lab Investments, Inc.

Visionary Lab Management, Inc.

Schedule 3

Texas Subsidiary Guarantors

Enclave Advancement Group, Inc.

ECCA Managed Vision Care, Inc.

ECCA Management Services, Ltd.

EyeMasters of Texas, Ltd.

ECCA Distribution Services, Ltd.

Visionary Lab Services, Ltd.

Schedule 4

Non-Texas, Non-Delaware Subsidiary Guarantors

Visionworks Holdings, Inc.

Metropolitan Vision Services, Inc.

Hour Eyes, Inc.

Visionworks, Inc.

Schedule 4

OD PCs

Charles M. Cummins, O.D., P.A.

Michael J. Martin, O.D. and Associates, P.C.

Tom Sowash OD & Associates PC

Jason Wonch, O.D. and Associates, A P.C.

Hour Eyes Doctors of Optometry, P.C.

Dr. Mark Lynn & Associates, PLLC

Dr. Tom Sowash, O.D. and Associates Professional Corporation, LLC

ANNEX A

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(f) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(g) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(h) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

(ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Merger Sub, the Company or the Subsidiary Guarantors; and

(iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(i) Each Initial Purchaser acknowledges that no action has been or will be taken by the Merger Sub or the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX B

Form of Opinion of Counsel for the Issuers

(212) 848-4000

February 4, 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

LFS-Merger Sub, Inc. $152,000,000 10 3/4% Senior Subordinated Notes due 2015

Ladies and Gentlemen:

We have acted as counsel to LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), in connection with the purchase and sale of $152,000,000 aggregate principal amount of its 10 3/4% senior subordinated notes due 2015 (the “Notes”) pursuant to the Purchase Agreement, dated as of January 28, 2005 (the “Agreement”), among Merger Sub and each of you. The Notes will be issued pursuant to an Indenture, dated as of February 4, 2005 (the “Indenture”), between Merger Sub and The Bank of New York, as trustee (the “Trustee”). The Notes are being offered in connection with the merger (the “Merger”) of Merger Sub with and into Eye Care Centers of America, Inc., a Texas corporation (the “Company”). This opinion is furnished to you pursuant to Section 5(f) of the Agreement.

In that connection, we have reviewed originals or copies of the following documents:

(a) The Agreement.

(b) The Indenture.

(c) The form of Supplemental Indenture, included as Exhibit C to the Indenture, to be entered into upon consummation of the Merger (the “Supplemental Indenture”), among the Company, the subsidiaries of the Company named in Schedule A hereto (the “Subsidiary Guarantors”) and the Trustee.

(d) The Registration Rights Agreement, included as Exhibit A to the Agreement, to be entered into upon consummation of the Merger (the “Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and each of you.

(e) The Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation (“Holdings”), Merger Sub and the Company.

(f) The Escrow Agreement, dated as of February 4, 2005 (the “Escrow Agreement”), among Merger Sub, the Trustee and each of you.

(g) A form of certificate representing the Notes to be delivered today.

The documents described in the foregoing clauses (a) through (g) are collectively referred to herein as the “Opinion Documents”.

We have also reviewed the following:

(a) The preliminary offering memorandum relating to the Notes, dated as of January 18, 2005.

(b) The final offering memorandum relating to the Notes, dated as of January 28, 2005 (the “Final Memorandum”).

(c) The certificate of incorporation and by-laws of each of Holdings and the Subsidiary Guarantors listed in Column I of Schedule A hereto (the “Delaware Subsidiary Guarantors”), as amended through the date hereof.

(d) A form of certificate representing the Company’s 9 1/8% Senior Subordinated Notes due 2008 (the “Fixed Rate Notes”).

(e) A form of certificate representing the Company’s Floating Interest Rate Subordinated Term Securities due 2008 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Existing Notes”).

(f) The Indenture, dated as of April 24, 1998, as supplemented (the “Existing Indenture”), among the Company, the subsidiary guarantors listed therein and United States Trust Company of New York.

(g) The Amended and Restated Credit Agreement, dated as of December 23, 2002 (the “Existing Credit Agreement”), among the Company, Fleet National Bank, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet Securities, Inc. and Banc of America Securities LLC, as Co-Lead Arrangers, and various Lenders thereunder.

(h) The draft Credit Agreement, dated as of January 12, 2005 (the “New Credit Facility”), to be entered into upon consummation of the Merger, among Merger Sub and Holdings, as borrower, and the several lenders and Bank of America, N.A. and Merrill Lynch Capital Corporation, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

(i) The Amended and Restated Stockholders Agreement, dated as of February 2, 2005 (the “Stockholders Agreement”), among Holdings, ECCA Holdings (Cayman) Ltd., Ample Faith Investments Limited and Golden Gate Private Equity, Inc.

(j) The Put Agreement, dated as of December 2, 2004 (the “Put Agreement”), among Moulin International Holdings Limited (“Moulin”), certain subsidiaries of Moulin and Golden Gate Private Equity, Inc.

(k) The Amended and Restated Supply Agreement, dated as of January 28, 2005 (the “Supply Agreement”), among Merger Sub, Moulin and Golden Gate Private Equity, Inc.

(l) The Advisory Agreement, dated as of February 1, 2005 (the “GGC Advisory Agreement”), among Holdings, Merger Sub and GGC Administration, LLC.

(m) The Advisory Agreement, dated as of February 1, 2005 (the “Moulin Advisory Agreement”), among Holdings, Merger Sub and Moulin.

(n) Originals or copies of such other records of Merger Sub, Holdings, the Company and the Subsidiary Guarantors, certificates of public officials and of officers of Merger Sub, Holdings, the Company and the Subsidiary Guarantors and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Opinion Documents and other documents, we have assumed:

(a) The genuineness of all signatures.

(b) The authenticity of the originals of the documents submitted to us.

(c) The conformity to authentic originals of any documents submitted to us as copies.

(d) As to matters of fact, the truthfulness of the representations made in the Agreement and the other Opinion Documents and in certificates of public officials and officers of Merger Sub, Holdings, the Company and the Subsidiary Guarantors.

(e) That each of the Opinion Documents is the legal, valid and binding obligation of each party thereto, other than Merger Sub, Holdings, the Company and the Subsidiary Guarantors, enforceable against each such party in accordance with its terms.

(f) That:

(i) Each of Merger Sub, the Company and the Subsidiary Guarantors listed in Column II of Schedule A hereto (the “Non-Delaware Subsidiary Guarantors”) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(ii) Each of Merger Sub, the Company and the Non-Delaware Subsidiary Guarantors has full power to execute, deliver and perform, and each of Merger Sub, the Company and the Subsidiary Guarantors has duly executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Opinion Documents to which it is a party.

(iii) The execution, delivery and performance by each of Merger Sub, the Company and the Subsidiary Guarantors of the Opinion Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise).

(iv) The execution, delivery and performance by each of Merger Sub, Holdings, the Company and the Subsidiary Guarantors of the Opinion Documents to which it is a party do not:

(A) except with respect to Holdings and the Delaware Subsidiary Guarantors, contravene its certificate or articles of incorporation, bylaws or other organizational documents; or

(B) except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

(C) result in any conflict with or breach any agreement or document binding on it (other than the Existing Notes, the Existing Indenture, the Existing Credit Agreement, the Stockholders Agreement, the Supply Agreement, the GGC Advisory Agreement and the Moulin Advisory Agreement) of which you have knowledge, have received notice or have reason to know.

(v) Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it (other than the Existing Notes, the Existing Indenture, the Existing Credit Agreement, the Stockholders Agreement, the Supply Agreement, the GGC Advisory Agreement and the Moulin Advisory Agreement) of which you have knowledge, have received notice or have reason to know) any other third party is required for the due execution, delivery or performance by Merger Sub, Holdings, the Company and the Subsidiary Guarantors of the Opinion Document to which it is a party or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Subsidiary Guarantors, the Opinion Documents or the transactions governed by the Opinion Documents, and for purposes of assumption paragraph (f) above and our opinions in paragraphs

1, 2, and 3(a) below, the General Corporation Law of the State of Delaware, and for purposes of our opinion in paragraph 11 below with respect to “Certain relationships and related transactions—Advisory agreements”, the law of the State of California. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to Merger Sub, Holdings, the Company, the Subsidiary Guarantors, the Opinion Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1. Each of the Delaware Subsidiary Guarantors is a corporation validly existing and in good standing under the law of the State of Delaware with corporate power and authority under such law to conduct its business as described in the Final Memorandum.

2. (a) Each of Holdings and the Delaware Subsidiary Guarantors has the corporate power to execute, deliver and perform the Opinion Documents to which it is or will be a party and (b) Holdings has taken all corporate action necessary to authorize the execution, delivery and performance of the Merger Agreement.

3. The execution and delivery by each of Merger Sub, the Company, Holdings and the Subsidiary Guarantors of each Opinion Document to which it is or will be a party, and the performance of its obligations thereunder will not, (a) result in a violation of the certificates or articles of incorporation or by-laws of Holdings or the Delaware Subsidiary Guarantors, (b) result in a violation of Generally Applicable Law, or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of Merger Sub, the Company, Holdings or the Subsidiary Guarantors under, or result in or require the creation of any lien upon or security interest in any property of Merger Sub, the Company, Holdings or the Subsidiary Guarantors pursuant to the terms of, the Existing Notes, the Existing Indenture, the Existing Credit Agreement, the Stockholders Agreement, the Supply Agreement, the GGC Advisory Agreement, the Moulin Advisory Agreement and the New Credit Facility.

4. No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, is required for the due execution, delivery or performance by each of Merger Sub, the Company and the Subsidiary Guarantors of any Opinion Document to which it is a party, except as may be required under the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended, including in connection with the registration statement described in the Final Memorandum and contemplated by the Registration Rights Agreement and as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Securities or as may be required pursuant to the Merger Agreement or the Escrow Agreement.

5. The Agreement has been duly executed and delivered by Merger Sub.

6. The Indenture has been duly executed and delivered and is the legal, valid and binding obligation of Merger Sub, enforceable against Merger Sub in accordance with its terms.

7. The Notes have been duly executed by Merger Sub and, when authenticated by the Trustee in accordance with the Indenture and delivered and paid for as provided in the Agreement, the Notes will be the legal, valid and binding obligations of Merger Sub, enforceable against Merger Sub in accordance with their terms and entitled to the benefits of the Indenture.

8. Based upon the representations, warranties and agreements of Merger Sub and you in the Agreement, and of the Company in the Company Officer’s Certificate dated the date hereof, and assuming compliance with the offering and transfer procedures and restrictions described in the Final Memorandum, it is not necessary in connection with the offer and sale of the Notes to you under the Agreement or in connection with the initial resale of such Notes by you in the manner contemplated by the Agreement to register the Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Notes.

9. The Merger Agreement has been duly executed and delivered and is the legal, valid and binding obligation of each of Holdings and Merger Sub, enforceable against each of Holdings and Merger Sub in accordance with its terms.

10. The Escrow Agreement has been duly executed and delivered and is the legal, valid and binding obligation of Merger Sub, enforceable against Merger Sub in accordance with its terms.

11. The statements in the Final Memorandum under the captions “The Transactions—The Acquisition”, “Certain relationships and related transactions—Stockholders agreement”, “Certain relationships and related transactions—Put agreement”, “Certain relationships and related transactions—Supply agreement”, “Certain relationships and related transactions—Advisory agreements”, “Description of new senior credit facility”, “Description of notes”, “Exchange offer and registration rights agreement” and “Plan of distribution”, insofar as such statements constitute summaries of provisions of documents referred to therein, fairly summarize in all material respects the provisions of documents referred to therein. The statements in the Final Memorandum under the caption “Material United States federal tax considerations”, insofar as such statements constitute summaries of legal matters referred to therein, fairly summarize in all material respects the legal matters referred to therein.

12. Merger Sub is not required to register as an investment company under the Investment Company Act of 1940, as amended.

13. The Company is not, and after giving effect to the Merger and the use of proceeds as contemplated in the Offering Memorandum, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

14. The Indenture conforms, and when supplemented by the Supplemental Indenture the Indenture will conform, in all material respects with the requirements of the Trust Indenture Act of 1939, as amended.

Our opinions expressed above are subject to the following qualifications:

(a) Our opinions in paragraphs 6, 7, 9 and 10 are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers).

(b) Our opinions in paragraphs 6, 7, 9 and 10 are also subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(c) Our opinions are limited to Generally Applicable Law and we do not express any opinion herein concerning any other law.

This opinion letter is rendered to you in connection with the transactions contemplated by the Opinion Documents. This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.

Very truly yours,

SCHEDULE A

Column I Delaware Subsidiary Guarantors	Column II Non-Delaware Subsidiary Guarantors

EyeMasters, Inc.

ECCA Enterprises, Inc.

Eye Care Holdings, Inc.

ECCA Management Investments, Inc.

ECCA Management, Inc.

EyeMasters of Texas Investments, Inc.

EyeMasters of Texas Management, Inc.

Stein Optical, Inc.

Eye DRx Retail Management, Inc.

Vision World, Inc.

Visionary Retail Management, Inc.

Visionary Properties, Inc.

ECCA Distribution Investments, Inc.

ECCA Distribution Management, Inc.

Visionary Lab Investments, Inc.

Visionary Lab Management, Inc.

Enclave Advancement Group, Inc.

ECCA Managed Vision Care, Inc.

Visionworks Holdings, Inc.

Metropolitan Vision Services, Inc.

Hour Eyes, Inc.

Visionworks, Inc.

ECCA Management Services, Ltd.

EyeMasters of Texas, Ltd.

ECCA Distribution Services, Ltd.

Visionary Lab Services, Ltd.

(212) 848-4000

February 4, 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

LFS-Merger Sub, Inc. $152,000,000 10 3/4% Senior Subordinated Notes due 2015

Ladies and Gentlemen:

We have acted as counsel to LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), in connection with the purchase and sale of $152,000,000 aggregate principal amount of its 10 3/4% senior subordinated notes due 2015 (the “Notes”) pursuant to the Purchase Agreement, dated as of January 28, 2005 (the “Agreement”), among Merger Sub and each of you. This letter is furnished to you pursuant to Section 5(f) of the Agreement.

In such capacity, we have examined the final offering memorandum, dated as of January 28, 2005 (such final offering memorandum being hereinafter referred to as the “Final Memorandum”).

We have also reviewed and participated in discussions concerning the preparation of the Final Memorandum with certain officers and employees of the Company and the Subsidiary Guarantors, with the Company’s auditors, and with your representatives and counsel. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that we cannot and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements made in the Final Memorandum, except as set forth in paragraph 11 of our opinion addressed to you, dated the date hereof.

Subject to the limitations set forth in the immediately preceding paragraph, we advise you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention which gave us reason to believe that the Final Memorandum (other than the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we have not been requested to comment), as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This letter is rendered to you in connection with the transactions contemplated by the Agreement. This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

This letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this letter that might affect the statements expressed herein.

Very truly yours,

ANNEX C

Form of Opinion of Texas Counsel for the Company and Certain Subsidiary Guarantors

February •, 2005

J.P. Morgan Securities, Inc.

As Representative of the

several Initial Purchasers listed

in Schedule 1 of the Purchase

Agreement (as defined below)

c/o J.P. Morgan Securities, Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

We have acted as Texas local counsel to Eye Care Centers of America, Inc., a Texas corporation (the “Company”), and the subsidiaries of the Company listed in Schedule A-1 and Schedule A-2 hereto (the “Subsidiary Guarantors”) in connection with the sale by LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), of $152,000,000 principal amount of its 10 3/4% Senior Subordinated Notes due 2015 (the “Notes”). The Notes are being sold to you by Merger Sub pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), among Merger Sub and you, as Representative of the several Initial Purchasers listed in Schedule 1 thereto. The Notes are being offered in connection with the financing of the merger (the “Merger”) of Merger Sub with and into the Company pursuant to an Agreement and Plan of Merger, dated as of December 2, 2004 (the “Merger Agreement”), among ECCA Holdings Corporation, a Delaware corporation, Merger Sub and the Company. At the effective time of the Merger, the Company and the Subsidiary Guarantors will enter into (i) a supplemental indenture (the “Supplemental Indenture”) among themselves and the Trustee, pursuant to which the Company will assume all of the obligations of Merger Sub under the Indenture and the Notes and each of the Subsidiary Guarantors will guarantee the Notes pursuant to the terms of the Indenture, (ii) the Purchase Agreement, and (iii) that certain Registration Rights Agreement relating to the Notes (the “Registration Rights Agreement”). The Purchase Agreement, Registration Rights Agreement and the Supplemental Indenture are collectively referred to herein as the “Applicable Note Documents.” This opinion is furnished to you pursuant to Section (g) of the Purchase Agreement. Capitalized terms defined in the Purchase Agreement and used (but not otherwise defined) herein are used herein as so defined.

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of (i) the Indenture, (ii) the Merger Agreement; (iii) each Applicable Note Document; and (iv) such corporate and partnership records, agreements, documents and other instruments of the Company and each Subsidiary Guarantor, and such

February •, 2005

certificates or comparable documents of public officials and of officers and representatives of the Company and each Subsidiary Guarantor, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and the Subsidiary Guarantors and upon the representations and warranties of Merger Sub contained in the Purchase Agreement. As used herein, “to our knowledge” and “of which we are aware” mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Purchase Agreement. We have assumed the validity and binding effect of each Applicable Note Document, including the choice of law provisions under the laws of New York. We have assumed the validity and enforceability of the Company’s and each Subsidiary Guarantor’s obligations under each Applicable Note Document under the laws of New York. We have assumed the due authorization of the execution, delivery and performance of each Applicable Note Document by all necessary corporate or partnership action on the part of the Company and each Subsidiary Guarantor.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

1. The Company and each Subsidiary Guarantor set forth on Schedule A-I is a corporation validly existing and in good standing under the laws of the State of Texas.

2. Each Subsidiary Guarantor set forth on Schedule A-II is a limited partnership validly existing and in good standing under the laws of the State of Texas.

3. The Company and each Subsidiary Guarantor set forth on Schedule A-I hereto has all requisite corporate power and authority to execute and deliver each Applicable Note Document and perform its respective obligations thereunder.

4. Each Subsidiary Guarantor set forth on Schedule A-II hereto has all requisite partnership power and authority to execute and deliver each Applicable Note Document and perform its respective obligations thereunder.

5. The execution, delivery and performance of the Merger Agreement has been duly authorized by all necessary corporate action on the part of the Company.

6. The execution and delivery by the Company and each Subsidiary Guarantor of each Applicable Note Document and the performance by it of its obligations thereunder will not

February •, 2005

conflict with or constitute a default under or violate (i) any of the terms, conditions or provisions of the Articles of Incorporation, by-laws of the Company or comparable organizational documents of such Subsidiary Guarantors, (ii) Texas law or regulation (other than (x) state securities or blue sky laws or (y) any laws or regulations that are part of a regulatory regime applicable to the Company or such Subsidiary Guarantors due to the specific assets and/or business of the Company or such Subsidiary Guarantors as to which, in each case, we express no opinion in this paragraph) or (iii) any of the terms, conditions or provisions of any document, agreement or other instrument listed on Schedule B hereto, which the Company has represented are all of the Material Contracts (as defined in Item 601(10) of Regulation S-K), the terms of which state they are governed by Texas law, to which the Company is a party or by which the Company is bound or to which any property or assets of the Company are subject, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

7. No consent, approval, waiver, license or authorization or other action by or filing with any Texas governmental authority is required in connection with the execution and delivery by the Company and each Subsidiary Guarantor of each Applicable Note Document, the consummation by the Company and each Subsidiary Guarantor of the transactions contemplated thereby or the performance by the Company and each Subsidiary Guarantor of its obligations thereunder, (other than (w) those required by any state securities or blue sky laws, (x) those required by any laws or regulations that are part of a regulatory regime applicable to the Company or such Subsidiary Guarantors due to the specific assets and/or business of the Company or such Subsidiary Guarantors as to which, in each case, we express no opinion in this paragraph, (y) those of the board of directors of the Company and the similar governing body of each Subsidiary Guarantor and (z) those that may be required pursuant to the Merger Agreement or have already been obtained).

The opinions expressed herein are limited to the laws of the State of Texas, and we express no opinion as to the effect on the matters covered by this letter of the federal laws of the United States or the laws of any other jurisdiction. The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person (except for your legal counsel, Simpson Thacher & Bartlett LLP, which may rely on the opinion solely for purpose of delivering its opinion pursuant to Section 5(j) of the Purchase Agreement) nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

Schedule A-I

Texas Subsidiary Guarantors

Enclave Advancement Group, Inc.

ECCA Managed Vision Care, Inc.

Schedule A-II

Texas Subsidiary Guarantors

ECCA Management Services, Ltd.

EyeMasters of Texas, Ltd.

ECCA Distribution Services, Ltd.

Visionary Lab Services, Ltd.

Schedule B

Material Contracts

1.	Employment Agreement, dated December 29, 2002, by and between Eye Care Centers of America, Inc. and David E. McComas.

2.	Employment Agreement, dated July 2, 2001, by and between Eye Care Centers of America, Inc. and Alan E. Wiley.

3.	Employment Agreement, dated January 1, 2003, between Eye Care Centers of America, Inc. and George Gebhardt.

4.	Secured Promissory Note, dated April 24, 1998, issued by Bernard W. Andrews in favor of Eye Care Centers of America, Inc.

5.	Form of Stock Option Cancellation Agreement, dated June 15, 2001, by and between Eye Care Centers of America, Inc. and the employees granted options under the Company’s 1998 Stock Option Plan.

6.	Form of Stock Option Cancellation Agreement, dated June 15, 2001, by and between Eye Care Centers of America, Inc. and the board of directors granted options under the Company’s 1998 Stock Option Plan.

7.	Form of Stock Option Agreement.

8.	Settlement Agreement, dated September 21, 2000, between Eye Care Centers of America, Inc., a Texas corporation, and Vision Twenty-One, Inc.

9.	Stock Option Agreement, dated January 8, 2002, by and between Eye Care Centers of America, Inc and Norman Matthews.

10.	Stock Option Agreement, dated January 8, 2002, by and between Eye Care Centers of America, Inc. and Antoine Treuille.

11.	Termination Agreement, dated as of July 1, 2002, between Eye Care Centers of America, Inc. and Bernard W. Andrews.

12.	Employment Agreement, dated April 15, 2002, between Eye Care Centers of America, Inc. and Robert Cox.

13.	Promissory note, dated as of April 24, 2003, among Eye Care Centers of America, Inc. and Daniel Poth, O.D.

14.	Professional Business Management Agreement, dated August 3, 2003, by and between EyeMasters, Inc., a Delaware corporation, and Jason Wonch, O.D. and Associates, P.C., a Louisiana professional optometry corporation.

15.	Employment Agreement, dated September 7, 1998, between Eye Care Centers of America, Inc. and Diana Beaufils.

16.	Employment Agreement, dated July 29, 1998, between Eye Care Centers of America, Inc. and Dan Walker.

17.	Employment Agreement, dated October 1, 1998, between Visionary Retail Management, Inc. and David Carrig.

18.	Employment Agreement, dated August 11, 2003, between Eye Care Centers of America, Inc. and James J. Denny.

ANNEX D

Form of Opinion of Regulatory Counsel for the Company

                            , 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

This opinion is furnished to you at the request of Eye Care Centers of America, Inc., a Texas corporation (the “Company”) pursuant to Section 5(h) of the Purchase Agreement (the “Purchase Agreement”), dated January     , 2005, among the Company, LFS-Merger Sub, Inc., a Texas corporation (“Merger Sub”), the Subsidiary Guarantors (as defined therein), and J.P. Morgan Securities Inc., as the representative of the initial purchasers, relating to the sale of [$150,000,000] principal amount of the Company’s [    %] Senior Subordinated Notes due 2015 (the “Notes”). Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

We have acted as special counsel to the Company for certain operational matters, including certain state healthcare regulatory matters and other specified matters identified by the Company. In connection with the transactions contemplated by the Purchase Agreement, we have been asked to (i) review certain information under the captions “Risk factors - Risks relating to our business and the optical retail industry -We are subject to extensive state, local and federal laws and regulations that govern our relationships with optometrists and affect the health care industry generally, and these laws and regulations may affect our ability to generate revenue or subject us to additional expenses” and “Business - government regulation” in the Offering Memorandum relating to certain specified state healthcare regulatory matters and (ii) render the opinions set forth below. We have not been retained or engaged by the Company to act, nor have we acted, as the Company’s corporate or securities counsel in connection with the proposed sale of the Notes and, except with respect to our review of the above referenced regulatory provisions and discussions with counsel for the underwriter’s counsel regarding certain regulatory and litigation matters, we have not been involved in the preparation or dissemination of the Offering Memorandum or any substantive discussions or conferences relating to the same.

For purposes of the Opinions (as defined below), we have examined copies of the following provided to us by the Company:

1. The information contained in the Offering Memorandum under the captions “Risk factors -Risks relating to our business and the optical retail industry -We are subject to extensive state, local and federal laws and regulations that govern our relationships with optometrists and affect the health care industry generally, and these laws and regulations may affect our ability to generate revenue or subject us to additional expenses” and “Business - government regulation.”

2. Certificates dated as of February     , 2005 of certain officers of the Company and the Guarantor Subsidiaries as to certain facts relating to the Company and the Subsidiary Guarantors.

3. The minute books of the Subsidiary Guarantors that are corporations.

4. The executed agreements of the limited partnership of the Subsidiary Guarantors that are Texas limited partnerships.

In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

For purposes of the Opinions, we have not made any independent review or investigation of factual or other matters, including the assets, business or affairs of the Company and its subsidiaries. We have assumed the authenticity, accuracy and completeness of the foregoing documents, certifications and statements of fact, on which we are relying, and have made no independent investigations thereof. Further, for purposes of the Opinion, we have not independently verified, nor do we take any responsibility for, nor are we addressing in any way any statements of fact (other than with respect to our opinion in paragraph B) or statements of belief attributable to the Company or its subsidiaries or whether or not the Company is in compliance with applicable State Healthcare Laws (other than to the extent expressly set forth in paragraph C). This Opinion is given in the context of the foregoing.

Various issues concerning corporate and other matters are addressed in the separate opinions of Shearman & Sterling LLP (“Shearman & Sterling”) and Weil, Gotshal & Manges LLP (“Weil Gotshal”), which opinions have been provided to you separately. We express no opinion with respect to those matters addressed by Shearman & Sterling or Weil Gotshal in their respective opinions.

We are members of the bar of the State of Texas and are not admitted to practice in any other jurisdiction. Except as expressly described in this paragraph, we express no opinion concerning the laws of any jurisdiction other than the laws of the State of Texas and the federal laws of the United States of America. With respect to the opinions in paragraph A below, we have reviewed the applicable corporate statutes and regulations of the jurisdiction in which each such Subsidiary Guarantor is incorporated. As special state healthcare regulatory counsel, we have reviewed those state statutes and regulations in the states in which the Company has material operations that are known by us to govern the provision of healthcare services by optical retailers and optical retailers’ business relationships with opticians and optometrists (the “State Healthcare Laws”), each only as directly relevant to the statements set forth in the Offering Memorandum under certain captions hereinafter set forth. For purposes of the definition of State Healthcare Laws, the Company shall be deemed to have material operations in a state if, and only if, in fiscal 2004, the consolidated net sales of the Company with respect to such state is equal to or greater than five percent (5%) of the consolidated net sales of the Company. Our opinions in paragraph B below as they relate to the State Healthcare Laws are based solely on the review of the State Healthcare Laws and limited to the extent that such items constitute matters of law, summaries of legal or regulatory matters or legal conclusions. We have not conducted any research or investigation into any other statutes or regulations, or, other than in respect of the State of Texas, any case law or court rulings of any state.

We have not reviewed, and express no opinion with respect to (and the term State Healthcare Laws shall not include), (i) any state laws or regulations with respect to Medicaid or Medicare; (ii) any state laws or regulations not directly related to the provision of healthcare services by optical retailers, opticians and optometrists or (iii) federal laws of the United States or the laws of any other jurisdiction including, without limitation, Titles XVIII and XIX of the Social Security Act (42 U.S.C. §1395 et seq. and 42 U.S.C. §1396 et seq.), the Federal Anti-Kickback Statute (42 U.S.C. §1320a-7(b)), the Stark Law (42 U.S.C. §1395nn and §1395(q)), the Civil False Claims Act (31 U.S.C. §3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), the Balanced Budget Act of 1997 (Pub. L. No. 105-33), the Balanced Budget Refinement Act of 1999 (Pub. L. No. 106-113), the Medicare, Medicaid and SCHIP Benefits Improvement and Protection Act of 2000 (Pub. L. No. 106-554) and the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Pub. L. 108-173) and regulations promulgated thereunder.

Except as expressly provided herein, we express no opinion as to the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have not made any independent review or verification thereof.

A matter stated below to be “to the best of our knowledge” is intended to indicate that those attorneys in this Firm who have rendered legal services to the Company or its subsidiaries in connection with the Offering Memorandum, regulatory matters or litigation and other legal proceedings to which the Company or its subsidiaries is a party do not have current actual knowledge of the inaccuracy of such statement at the time of the issuance of this opinion letter. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

Further, with respect to the matters set forth in paragraph B, we have relied on an officer’s certificate as to the states in which the operations of the Company are material. Further, with respect to the matters set forth in paragraph C, we have relied, in part, on an officer’s certificate as to the materiality of those legal, governmental or regulatory investigations, actions, suits or proceedings legal or governmental actions, suits and proceedings pending or threatened against the Company or its subsidiaries is a party or bound, or to which any property of the Company or any of its subsidiaries is or may be the subject.

Further, with respect to the matters set forth in paragraph A, based upon the officer’s certificates, we have assumed, with your permission, that the consideration for the subject capital stock or other equity interests of each Subsidiary Guarantor has been received and is adequate.

Nothing herein shall be construed to cause us to be considered “experts” within the meaning of Section 11 of the Securities Act of 1933, as amended.

Subject to the foregoing and the other matters set forth herein, it is our opinion (together, the “Opinions”) that:

A. All of the outstanding shares of capital stock or other equity interests of each Subsidiary Guarantor have been duly and validly authorized and issued, and with respect to the Subsidiary Guarantors that are corporations, are fully paid and non-assessable.

B. The descriptions in the Offering Memorandum of statutes, laws, regulations, legal, governmental and regulatory proceedings and contracts and other documents under the headings “Risk factors - Risks relating to our business and the optical retail industry -We are subject to extensive state, local and federal laws and regulations that govern our relationships with optometrists and affect the health care industry generally, and these laws and regulations may affect our ability to generate revenue or subject us to additional expenses” and “Business - government regulation” only insofar as they purport to constitute summaries of State Healthcare Laws, and only in such respect, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Offering Memorandum.

C. To the best of our knowledge, except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

This letter is furnished only to you and is solely for your benefit in connection with the consummation of the transactions covered by the Purchase Agreement. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm, governmental agency or other person or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion.

Very truly yours,

COX SMITH MATTHEWS INCORPORATED

ANNEX E

Form of Opinion of Texas Counsel for the Merger Sub

February 4, 2005

J.P. Morgan Securities Inc.

Banc of America Securities LLC and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Re: $152,000,000 10¾% Senior Subordinated Notes due 2015 of LFS-Merger Sub, Inc.

Ladies and Gentlemen:

We have acted as special Texas counsel to LFS-Merger Sub, Inc., a Texas corporation (the “Company”), in connection with certain aspects of the sale by the Company to J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchasers”), pursuant to that certain Purchase Agreement, dated as of January 28, 2005 (the “Purchase Agreement”), by and among the Company and the Initial Purchasers, of $152,000,000 in aggregate principal amount of the Company’s 10 3/4% Senior Subordinated Notes due 2015 (such Notes are referred to herein individually as a “Security” and collectively as the “Securities”) issued under that certain Indenture, dated as of February 4, 2005 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). This opinion letter is delivered to you at the request of the Company and pursuant to Section 5(i) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement.

In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of such opinions. We have examined only the following:

1.	a copy of the executed Purchase Agreement;

2.	a copy of the executed Indenture;

3.	a copy of the executed Escrow and Security Agreement, dated as of February 4, 2005, by and among the Company, The Bank of New York, J.P. Morgan Securities Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Escrow Agreement”);

4.	copies of the Securities executed and delivered on the date hereof pursuant to the Purchase Agreement; and

5.	a copy of the executed Agreement and Plan of Merger, dated December 2, 2004, by and among ECCA Holdings Corporation, the Company and Eye Care Centers of America, Inc. (the “Merger Agreement”).

The documents referred to in 1-5 above are referred to herein collectively as the “Transaction Documents.”

In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authority of all persons signing (other than the Company) each of the documents reviewed by us, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein that were not independently established or verified by us, we have relied upon, and assumed the accuracy of, representations and warranties of all parties contained in the Transaction Documents and certificates and oral or written statements and other information of or from representatives of the Company and others and assumed compliance on the part of all parties thereto with their respective covenants and agreements contained therein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company is duly organized, validly existing and in good standing under the laws of the State of Texas.

2. The Company has all requisite corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its respective obligations thereunder; and each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been duly authorized by all necessary action of the Company.

3. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents will not result in any violation of (a) the articles of incorporation or bylaws of the Company or (b) any Texas law or regulation known to us (other than state securities or Blue Sky laws).

4. No consent, approval, authorization, order, registration or qualification of or with any Texas governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents to which it is or will become a party, except for such consents, approvals, authorizations, orders and registrations or qualifications as (i) may be required under applicable state securities or Blue Sky laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) may be required pursuant to the Merger Agreement or have been obtained prior to the Closing Date.

The opinions set forth above are subject to the following qualifications and limitations:

1. In rendering the opinions set forth in paragraph 1 above with respect to the valid existence and good standing of the Company, we have relied solely on the certificates of authorities of a date we deem sufficiently recent that we received in response to our request for confirmation of the valid existence and good standing of the Company.

2. We express no opinions concerning the enforceability of (i) contribution or indemnification provisions to the extent they purport to relate to liabilities resulting from or based upon any violation of federal or state securities or Blue Sky laws or negligence to the extent a court determines that an indemnified party has been fraudulent or grossly negligent or (ii) any provision in the Transaction Documents that purports to waive or otherwise restrict or deny access to claims, causes or action or legal or equitable remedies that may be asserted in any suit or other proceeding.

3. Our opinions in paragraph 2 above are subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, voidable preference, moratorium, receivership, conservatorship, arrangement or similar laws, and related regulations and judicial doctrines, from time to time in effect affecting creditors’ rights and remedies generally, and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses, the exercise of judicial discretion and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity. In addition, we express no opinion as to the validity, legally binding effect or enforceability of any provision of the Indenture that requires or relates to payment of any interest at a rate or in any amount which a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture.

4. In rendering the opinions set forth in paragraphs 3 and 4 above, our opinion is expressed only with respect to statutes, rules, regulations or judicial or administrative decisions that a lawyer in Texas exercising customary professional due diligence would reasonably recognize as being directly applicable to the Company and the transactions contemplated by the Transaction Documents.

5. We express no opinion as to state securities or “Blue Sky” laws, the laws of any jurisdiction outside the United States, anti-fraud laws, the rules or regulations of the National Association of Securities Dealers, Inc. or the U.S. federal securities laws.

6. The opinions expressed herein are limited to matters governed by the federal laws of the United States of America and the laws of the States of Texas, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction.

We express no opinion as to any matter other than as expressly set forth above, and no opinion on any other matter may be inferred or implied herefrom. The opinions expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.

The opinions expressed herein are for the sole use and benefit of, and may only be relied upon by, the addressees hereof and are not to be used, circulated, quoted or otherwise referred to in connection with any transaction other than those contemplated by the Purchase Agreement, or by or to any other person without our prior written consent

Very truly yours,

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 1, 2005 (the “Agreement”), is entered into by and among Eye Care Centers of America, Inc., a Texas corporation (the “Company”), the guarantors listed in Schedule 1 hereto (the “Subsidiary Guarantors”) and J.P. Morgan Securities Inc. (“JPMorgan”), Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchasers”).

The Company, LFS-Merger Sub, Inc., a Delaware corporation (the “Merger Sub”), the Subsidiary Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated January 28, 2005 (the “Purchase Agreement”), which provides for the sale by the Merger Sub to the Initial Purchasers of $152,000,000 aggregate principal amount of 10¾% Senior Subordinated Notes due 2015 (the “Securities”). This Agreement is being entered into by the Company concurrently with the merger (the “Merger”) of the Merger Sub with and into the Company, with the Company being the surviving company. The Securities were issued pursuant to an indenture dated as of February 4, 2005, between the Merger Sub and the Trustee, as the same may be amended from time to time in accordance with the terms thereof, including without limitation, by the Supplemental Indenture (as defined below) (the “Indenture”). In connection with the Merger, on the date hereof, the Company and each of the Subsidiary Guarantors have entered into a supplemental indenture (the “Supplemental Indenture”) with the Trustee, pursuant to which the Company will assume all obligations under the Securities and the Subsidiary Guarantors will guarantee the Securities. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” shall mean any day that is not (i) a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed or (ii) a day on which the SEC is closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Subsidiary Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement of the Company pursuant to the provisions of Section 2(a) hereof on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior subordinated notes issued by the Company and guaranteed by the Subsidiary Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indenture” shall have the meaning set forth in the preamble.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“JPMorgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Merger” shall have the meaning set forth in the preamble.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities upon the earliest to occur of (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been or could have been (in accordance with applicable law and interpretations of the Staff) exchanged for Exchange Securities or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Subsidiary Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Subsidiary Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers and shall be reasonably acceptable to the Company) and (viii) the fees and disbursements of the independent public accountants of the Company and the Subsidiary Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Subsidiary Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Additional Interest Date” shall have the meaning set forth in Section 2(d) hereof.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Subsidiary Guarantors that covers all or a portion of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Supplemental Indenture” shall have the meaning set forth in the preamble.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Subsidiary Guarantors shall use their reasonable best efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Exchange Offer Registration Statement remain effective until 180 days after the closing of the Exchange Offer or such longer period if extended by any of the events set forth in Section 3(a)(v)(3) or Section 3(a)(v)(5). The Company and the Subsidiary Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 45 days after such effective date.

The Company and the Subsidiary Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights to participate in an Exchange Offer under this Agreement;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer may do so pursuant to The Depository Trust Company’s Automated Tender Offer Program or by surrendering such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Subsidiary Guarantors in writing that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Subsidiary Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will comply with all the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Subsidiary Guarantors shall:

(i)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder or such Holder’s nominee; provided that, in the case of any Securities held in global form by a depositary, the delivery to such depositary of one or more authenticated Exchange Securities in global form in an equivalent principal amount for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

The Company and the Subsidiary Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company or the Subsidiary Guarantors to proceed with the Exchange Offer and (iii) all governmental approvals which the Company deems necessary for the consummation of the Exchange Offer shall have been obtained.

(b) In the event that (i) the Company and the Subsidiary Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the date that is 255 days after date of the Supplemental Indenture or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that based on advice of its counsel are ineligible to be exchanged in the Exchange Offer, the

Company and the Subsidiary Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

To the extent that a Shelf Registration Statement is required to be filed solely pursuant to clause (ii) above, and the Exchange Offer is subsequently completed on a date later than the date specified in clause (ii) above, upon consummation of such Exchange Offer, the Company and the Subsidiary Guarantors will no longer be required to file, make effective or continue the effectiveness of such Shelf Registration Statement

In the event that the Company and the Subsidiary Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Subsidiary Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Subsidiary Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Company and the Subsidiary Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Subsidiary Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Subsidiary Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement and, except as otherwise contemplated by this Agreement, any fees and disbursements of any counsel or experts it retains in connection therewith.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or 2(b)(ii) hereof, is not declared effective on or prior to the date which is 255 days after the date of the Supplemental Indenture, the annual interest rate on the Registrable Securities will be increased (i) 0.25% per annum for the first 90-day period immediately following such date and (ii) and additional 0.25% per annum with respect to each subsequent 90-day period that such additional interest continues to accrue; provided that the rate at which the additional interest is payable on the Registrable Securities shall in no event exceed 1.00% per annum) until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act. In the event the Company receives a Shelf Request pursuant to Section 2(b)(iii), and the Shelf Registration Statement required to be filed thereby is not declared effective by the later of (x) the date which is 210 days after the date of the Supplemental Indenture and (y) 90 days after the delivery of such Shelf Request (such later date, the “Shelf Additional Interest Date”), then the annual interest rate borne by the Registrable Securities shall be increased (i) 0.25% per annum for the first 90-day period immediately following the Shelf Additional Interest Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period that such additional interest continues to accrue; provided that the rate at which the additional interest is payable on the Registrable Securities shall in no event exceed 1.00% per annum, and such additional interest will continue to accrue until the Shelf Registration Statement is declared effective or the Securities no longer constitute Registrable Securities, as the case may be.

If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period immediately following the 31st day in such 12-month period and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period that such additional interest continues to accrue (provided that the rate at which the additional interest is payable on the Registrable Securities shall in no event exceed 1.00% per annum), and such additional interest shall cease to accrue on such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

(e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Subsidiary Guarantors acknowledge that any failure by the Company or the Subsidiary Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Subsidiary Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Subsidiary Guarantors shall:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Subsidiary Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, to counsel for the Initial Purchasers and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, upon request, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Subsidiary Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law and the other provisions of this Agreement by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any

Subsidiary Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Subsidiary Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Subsidiary Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is required to be effective pursuant to Section 2(b) hereof that makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (6) of any determination by the Company or any Subsidiary Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

(vi) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as reasonably practicable and provide prompt notice to each Holder of the withdrawal of any such order;

(vii) in the case of a Shelf Registration, upon request, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless so requested);

(viii) in the case of a Shelf Registration, cooperate with the Holders of Registrable Securities included within the coverage of the Shelf Registration Statement to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

(ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Subsidiary Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company and the Subsidiary Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

(x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the representative of the Initial Purchasers (and, in the case of a Shelf Registration Statement, to the representative of the Holders of Registrable Securities) and make such of the representatives of the Company and the Subsidiary Guarantors as shall be reasonably requested by the representative of the Initial Purchasers (and, in the case of a Shelf Registration Statement, the representative of the Holders of Registrable Securities) available for discussion of such document; and the Company and the Subsidiary Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the representative of the Initial Purchasers (and, in the case of a Shelf Registration Statement, the representative of the Holders of Registrable Securities) shall not have previously been advised and furnished a copy or to which the representative of the Initial Purchasers (and, in the case of a Shelf Registration Statement, the representative of the Holders of Registrable Securities) shall reasonably object;

(xi) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xii) cause the Indenture to be qualified under the Trust Indenture Act (unless an exemption therefrom is available and counsel to the Company delivers an opinion to the Initial Purchasers to such effect) in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities included within the coverage of the Shelf Registration Statement (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by the Holders of Registrable Securities and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Subsidiary Guarantors, and cause the respective officers, directors and employees of the Company and the Subsidiary Guarantors to supply all information requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement as shall be reasonably necessary to enable them to conduct an investigation within the meaning of Section 11 of the Securities Act or to otherwise establish any applicable due diligence defense; provided that if any such information is identified by the Company or any Subsidiary Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and shall only use such information in connection with such Shelf Registration Statement, unless such information has become available (not in violation of this Agreement) to the public generally or through a third party without an accompanying obligation of confidentiality, and except that each such Person shall have no liability, and shall not be in breach of this provision, if disclosure of such confidential information is made in connection with a court proceeding or is required by applicable law;

(xiv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities included within the coverage of the Shelf Registration Statement to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Subsidiary Guarantor are then listed if requested by the Holders of majority in principal amount of such Registrable Securities, to the extent such Registrable Securities satisfy applicable listing requirements;

(xv) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be so included in such filing; and

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions as may be reasonably requested in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities included within the coverage of the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Subsidiary Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel and reasonably similar to those provided pursuant to the Purchase Agreement, as modified for a registered offering) addressed to each selling Holder and Underwriter of Registrable Securities included within the coverage of the Shelf Registration Statement, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent certified public accountants of the Company and the Subsidiary Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Subsidiary Guarantor, or of any business acquired by the Company or any Subsidiary Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities included within the coverage of the Shelf Registration Statement, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities included within the coverage of the Shelf Registration Statement being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Subsidiary Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

(b) In the case of a Shelf Registration Statement, the Company may require, as a condition to including such Holder’s Registrable Securities in such Shelf Registration Statement, each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Subsidiary Guarantors may from time to time reasonably request in writing.

(c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of (i) any notice from the Company and the Subsidiary Guarantors of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof, or (ii) notice from the Company and the Subsidiary Guarantors that they are in possession of material information that has not been disclosed to the public and the Company and the Subsidiary Guarantors reasonably deem it to be advisable for valid business purposes not to disclose such information in a registration statement, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement and shall not be entitled to the benefits of Section 5 hereof with respect to any sales made buy it in contravention of this Section 3(c) until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof or, in the case of clause (ii) above, until further notice from the Company and the Subsidiary Guarantors that disposition of Registrable Securities may continue, and if so directed by the Company and the Subsidiary Guarantors, such Holder will deliver to the Company and the Subsidiary Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Company and the Subsidiary Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Subsidiary Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or shall have received notice from the Company that it may continue the disposition of Registrable Securities. The Company and the Subsidiary Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 45 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, subject, in the case of any Underwriter other than any Initial Purchaser, to the consent of the Company, such consent not to be unreasonably withheld or delayed.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Subsidiary Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Subsidiary Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if reasonably requested in writing to the Company and the Subsidiary Guarantors by the Initial Purchasers on behalf of, or directly by, one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Subsidiary Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period (but not thereafter) in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, any Subsidiary Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5. Indemnification and Contribution. (a) The Company and each Subsidiary Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates that directly participate in the distribution of the Securities, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company or any Subsidiary Guarantor in writing through JPMorgan, its counsel or any selling Holder or its counsel expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Subsidiary Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Subsidiary Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Subsidiary Guarantors, each director or officer of the Company and the Subsidiary Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Subsidiary Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in any Registration Statement and any Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses reasonably incurred of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses reasonably incurred of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates that directly participate in the distribution of the Securities, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by JPMorgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) for the Company, the Subsidiary Guarantors, their respective directors, officers and any control persons of the Company and the Subsidiary Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however that an Indemnifying Person shall not be liable for any such settlement effected without its consent if such Indemnifying Person, within 45 days of having received such request, (1) reimburses such Indemnified Person in accordance with such reimbursement request to the extent it considers, in good faith, to be reasonable and (2) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors from the initial offering and sale of the Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Subsidiary Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or the officers or directors of or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Subsidiary Guarantors or the officers or directors of or any Person controlling the Company or the Subsidiary Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company and the Subsidiary Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Subsidiary Guarantor under any other agreement and (ii) neither the Company nor any Subsidiary Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Subsidiary Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Subsidiary Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Subsidiary Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(i) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Subsidiary Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EYE CARE CENTERS OF AMERICA, INC.

By	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Each Subsidiary Guarantor listed on Schedule 1 hereto

By	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Chief Financial Officer

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the several Initial Purchasers

By	/s/ Adam Sell
Authorized Signatory

SCHEDULE 1

Subsidiary Guarantors

EyeMasters, Inc.
ECCA Enterprises, Inc.
Eye Care Holdings, Inc.
ECCA Management Investments, Inc.
ECCA Management, Inc.
EyeMasters of Texas Investments, Inc.
EyeMasters of Texas Management, Inc.
Stein Optical, Inc.
Eye DRx Retail Management, Inc.
Vision World, Inc.
Visionary Retail Management, Inc.
Visionary Properties, Inc.
ECCA Distribution Investments, Inc.
ECCA Distribution Management, Inc.
Visionary Lab Investments, Inc.
Visionary Lab Management, Inc.
Enclave Advancement Group, Inc.
ECCA Managed Vision Care, Inc.
ECCA Management Services, Ltd.
EyeMasters of Texas, Ltd.
ECCA Distribution Services, Ltd.
Visionary Lab Services, Ltd.
Visionworks Holdings, Inc.
Metropolitan Vision Services, Inc.
Hour Eyes, Inc.
Visionworks, Inc.